UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Amendment No. 3)

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INTEGRATED SILICON SOLUTION, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THIRD SUPPLEMENT TO PROXY STATEMENT

In connection with certain litigation related to that certain Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated March 12, 2015, by and between Uphill Investment Co., a People’s Republic of China limited liability company (“Parent”), and Integrated Silicon Solution, Inc., a Delaware corporation (“ISSI” or the “Company”), as joined by Indigo Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), the purpose of this third supplement to proxy statement is to provide certain additional and/or restated disclosure in connection with that certain proxy statement filed by ISSI with the Securities and Exchange Commission (the “SEC”) on April 27, 2015 (as supplemented from time to time, the “proxy statement”).

Capitalized terms used but not defined in this supplement shall have the meanings ascribed to such terms in the proxy statement.

Background of the Merger

The following disclosure supplements and restates the first paragraph under the heading “Background of the Merger” on page 34 of the proxy statement.

On January 15, 2015, the ISSI Board held a meeting which was attended by representatives of Oppenheimer and WSGR to discuss the status of the negotiations with Company A including the open issues on the merger agreement, the due diligence that was being conducted and the efforts of Oppenheimer to determine if any other parties were interested in a potential strategic transaction with ISSI. In connection with ISSI’s consideration of a transaction with Company A, the ISSI Board determined to retain Needham to provide a second fairness opinion, as necessary, on any transaction that was negotiated with Company A because Oppenheimer had previously been engaged by Company A in connection with a separate potential transaction. As discussed below, in connection with the Board’s meeting on January 23, the ISSI Board later terminated discussions with Company A because it expressed concerns about price at $18.19, and Needham never provided a fairness opinion. ISSI’s engagement with Needham was terminated in February 2015 when Needham was engaged to represent Uphill.

The following disclosure supplements and restates the fourth paragraph under the heading “Background of the Merger” on page 34 of the proxy statement.

In January 2015, representatives of ISSI met with representatives of Company B in China, to discuss industry trends and ISSI’s business and the possibility of a strategic transaction with ISSI. Preliminary discussions continued and the parties executed a nondisclosure agreement with a standstill provision on February 11, 2015, to facilitate consideration of a potential business combination. The standstill provision provides, among other things, that neither party or its representatives, without the prior written consent of the other party or its board of directors, may request that the other party or its representatives amend or waive any portion of the standstill provision of the nondisclosure agreement. Following the execution of the nondisclosure agreement, Company B conducted due diligence and engaged in preliminary discussions with ISSI, but Company B did not submit a proposal either prior to or following the execution of the nondisclosure agreement, and no discussions with Company B took place after the Merger Agreement was signed on March 12, 2015.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” information into this supplement to the proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this supplement to the proxy statement, except for any information superseded by information in this supplement to the proxy statement or incorporated by reference subsequent to the date of this supplement to the proxy statement. This supplement to the proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

The following ISSI filings with the SEC are incorporated by reference:

•	ISSI’s definitive proxy statement on Schedule 14A, filed on April 27, 2015, as supplemented by that certain Supplement to Proxy Statement on Schedule 14A, filed on June 5, 2015 and that certain Second Supplement to Proxy Statement on Schedule 14A, filed on June 12, 2015;

•	ISSI’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, filed on December 11, 2015, as amended by ISSI’s Form 10-K/A filed on January 27, 2015;

•	ISSI’s Quarterly Reports on Form 10-Q for the fiscal quarter ended December 31, 2014 and March 31, 2015; and

•	ISSI’s Current Reports on Form 8-K filed on January 27, 2015, March 12, 2015, April 22, 2015, April 29, 2015 and May 29, 2015.

We also incorporate by reference into this second supplement to the proxy statement additional documents that we may file with the SEC between the date of this second supplement to the proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.

You may read and copy any reports, statements or other information that we file with the SEC at the SEC’s public reference room at the following location: Station Place, 100 F Street, N.E., Room 1580, Washington, DC 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Integrated Silicon Solution, Inc.

Attn: Corporate Secretary

1623 Buckeye Drive

Milpitas, CA 95035

If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting. Please note that all of our documents that we file with the SEC are also promptly available through the Investor Relations section of our website, www.ISSI.com. The information included on our website is not incorporated by reference into this proxy statement.

If you have any questions concerning the Merger, the Special Meeting or the accompanying second supplement to the proxy statement, would like additional copies of the proxy statement or need help voting your shares of common stock, please contact our Proxy Solicitor:

Georgeson

480 Washington Blvd

Jersey City, NJ 07310

Toll-Free: (800) 891-3214